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                          BECTON, DICKINSON AND COMPANY

                      NON-EMPLOYEE DIRECTORS 2000 STOCK OPTION PLAN
                      ---------------------------------------------



         SECTION 1. PURPOSE
         ------------------

              The purpose of the Becton, Dickinson and Company Non-Employee Directors 2000 Stock Option Plan is to attract and retain qualified persons who are not employees of Becton, Dickinson and Company ("BD" or the "Company") or any of its subsidiaries or affiliates for service as members of the Board of Directors of the Company, by providing such members with an interest in the Company's success and progress and closely aligning the directors' interests with those of the shareholders, through the grant to them of non-qualified stock options to purchase shares of the Company's common stock, par value $1.00 per share.

         SECTION 2- DEFINITIONS
         ----------------------

              Unless the context clearly indicates otherwise, the following terms, when used in this Plan, shall have the meanings set forth in this Section 2.

                  (a) "Board" shall mean the Board of Directors of BD.

                  (b) "Broker" shall mean a registered broker-dealer designated by the Company.

                  (c) "Cashless Exercise" shall mean a method of exercising a
               Stock Option under which a Grantee, in lieu of payment of the option price in cash, by check or by delivery of shares of Stock, delivers to the Broker irrevocable instructions to sell some or all of the shares of Stock acquired upon such exercise and, immediately upon receipt of the proceeds from this sale, to deliver to the Company the related option price and any related withholding taxes.

                  (d) "Change in Control" shall mean (1) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule l3d-3 promulgated under the Exchange Act) of 25% or more of either (A) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); PROVIDED, HOWEVER, that, for purposes of this Section 2(d), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the
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               Company, or (iii) any acquisition by any employee benefit plan
               (or related trust) sponsored or maintained by the Company or any affiliated company, (iv) any acquisition by any corporation pursuant to a transaction that complies with Sections 2(d)(3)(A), 2(d)(3)(B) and 2(d)(3)(C), or (v) any acquisition that the Board determines, in good faith, was inadvertent, if the acquiring Person divests as promptly as practicable a sufficient amount of the Outstanding Company Common Stock and/or the Outstanding Company Voting Securities, as applicable, to reverse such acquisition of 25% or more thereof.

                  (2) Individuals who, as of April 24, 2000, constitute the
               Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to April 24, 2000 whose election, or nomination for election as a director by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

                  (3) Consummation of a reorganization, merger, consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution

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               of the initial agreement or of the action of the Board providing for such Business Combination; or

               (4) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

                  (e) "Committee" shall mean the Corporate Governance Committee of the Board or such other committee as may be designated by the Board, excluding, in each instance, any member of the Committee who is an employee or former employee of the Company who shall recuse him or herself from all deliberations, determinations and other actions undertaken by the Committee in connection with, relating to or arising under this Plan.

                  (f) "Company" shall mean BD.

                  (g) "Date of Exercise" shall mean the earlier of the date on which written notice of exercise, together with payment in full, if applicable, is received at the office of the agent designated for such purposes by the Secretary of the Company or, in the case of the Cashless Exercise of a Stock Option, the Date of Exercise shall mean the date the Broker executes The Grantee's sell order with respect to the underlying shares of Stock.

                  (h) "Director" shall mean any continuing non-employee member of the Company's Board of Directors.

                  (i) "Fair Market Value" shall mean for any day the mean of the highest and lowest selling prices of the Stock as reported on the Composite Tape for securities traded on the New York Stock Exchange.

                  (j) "Grantee" shall mean any Board member granted a Stock
               Option hereunder and shall also mean, to the extent contemplated and permitted by the Plan, executors, administrators, successors and transferees of the Grantee.

                  (k) "Granting Date" shall mean the date in each calendar year of the Annual Meeting of Shareholders of the Company.

                  (1) "Plan" shall mean the Becton, Dickinson and Company
               Non-Employee Directors 2000 Stock Option Plan as set forth herein and amended from time to time.

                  (m) "Stock" shall mean the Common Stock, par value $1.00 per share, of the Company.

                  (n) "Stock Option" shall mean a Nonqualified Stock Option
               granted pursuant to the Plan to purchase shares of Stock.

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         SECTION 3.  SHARES OF STOCK SUBJECT TO THE PLAN
         -----------------------------------------------

              Subject to adjustment pursuant to Section 9, 1,000,000 shares of Stock shall be reserved for issuance upon the exercise of Stock Options granted pursuant to this Plan. Shares delivered under the Plan may be authorized and unissued shares or issued shares held by the Company in its treasury. If any Stock Options expire or terminate without having been exercised, the shares of Stock covered by such Stock Options shall become available again for the grant of Stock Options hereunder.

         SECTION 4. ADMINISTRATION OF THE PLAN
         -------------------------------------

                 (a) The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to determine entitlement to Stock Options, to determine eligibility for grants of Stock Options, and to make all other determinations necessary or advisable for the administration and operation of the Plan.

                 (b) It is intended that the Plan and any transaction hereunder meet all of the requirements of Rule l6b-3 promulgated by the Securities and Exchange Commission, as such rule is currently in effect or as hereafter modified or amended, and all other applicable laws. If any provision of the Plan or any transaction would disqualify the Plan or such transaction under, or would not comply with, Rule l6b-3 or other applicable laws, such provision or transaction shall be construed or deemed amended to conform to Rule l6b-3 or such other applicable laws in each case to the extent permitted by law and deemed advisable by the Board.

                 (c) Any controversy or claim arising out of or related to this
              Plan shall be determined unilaterally by and at the sole discretion of the Committee. The Committee may obtain such advice or assistance as it deems appropriate from persons not serving on the Committee.

         SECTION 5. ELIGIBILITY AND GRANTS
         ---------------------------------

              To be eligible to participate in the Plan, a director must not be an employee of the Company or of any of its subsidiaries or affiliates.

              On the date in each calendar year of the Annual Meeting of Shareholders of the Company, each eligible director elected at or continuing to serve after such Annual Meeting shall be granted stock options to purchase such number of shares of stock as shall be determined by the Committee, based on the Fair Market Value of a share of stock on the business day immediately preceding such date, to have a monetary value of $35,000, which determination shall be made by application of the Black Scholes ratio used by the Compensation and Benefits Committee of the Board to calculate the expected

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         value of the then most recent annual stock option grants made to the executive officers of the Company, PROVIDED, HOWEVER, that such
                                            --------- -------
         monetary value of $35,000 may be increased or decreased by the Board, upon recommendation by the Committee, in January of each year, to reflect the competitive environment with respect to director compensation. Each grant of options shall be evidenced by a written notice duly executed and delivered by the Corporate Secretary of the Company to the Grantee.

         SECTION 6. GRANTING OF STOCK OPTIONS
         ------------------------------------

                 (a) OPTION PRICE. Subject to adjustment as provided in Section
                     ------------
              9, the purchase price of each share of Stock subject to a Stock Option shall be 100% of the fair Market Value of a share of the Stock on the Granting Date, PROVIDED, HOWEVER, that such purchase
                                          --------  -------
              price shall be increased if, and in the same proportion as, the option purchase price of the then most recent annual Stock Option grants made to the executive officers of the Company exceeded the Fair Market Value of a share of stock on the date such Stock Options were granted to them.

                 (b) TERM OF OPTIONS. Each Stock Option granted under the Plan
                     ---------------
              shall have a term of ten years from its date of grant, subject to earlier termination as provided in Section 8; PROVIDED, HOWEVER,
                                                            --------  -------
              that the term of any Stock Option granted under the Plan shall be shortened if, and by the same amount of time as, the term of the then most recent annual Stock Options granted to the executive officers of the Company was less than ten years from their date of grant.

                 (c) VESTING OF STOCK OPTIONS. Each Stock Option shall become
                     ------------------------
              50% exercisable after two years from its date of grant and 100% exercisable after three years from its date of grant (the "Vesting Terms"), subject to adjustment as provided in Sections 8 and 10, and subject to further adjustment, if and to the extent that, the terms pursuant to which the then most recent annual Stock Options granted to the executive officers of the Company become exercisable differ from the Vesting Terms.

                 (d) TRANSFERABILITY. Upon grant, each Stock Option shall
                     ---------------
              provide by its terms that it is not transferable otherwise than by will or the laws of descent and distribution and is exercisable, during the Grantee's lifetime, only by the Grantee, except to the same extent as otherwise permitted under the terms of the then most recent annual Stock Options granted to the executive officers of the Company. Subject to the foregoing, a permitted transferee shall be entitled to exercise a Stock Option at such times and to the extent that the Stock Option would otherwise be exercisable by the Grantee, or by the Grantee's executors, administrators and successors pursuant to Section 8(c).

                 (e) DEFERRAL OF RECEIPT OF SHARES. The Committee may establish
                     -----------------------------
              procedures whereby Directors may elect to defer the receipt of shares upon exercise of any Stock Option, for a specified period of time or until a specified future event.

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                 (f) OTHER STOCK OPTIONS. Stock Options may be granted to a
                     -------------------
              Director who has previously received Stock Options whether such prior Stock Options are still outstanding, have previously been exercised or surrendered in whole or in part.

         SECTION 7. EXERCISE OF STOCK OPTIONS
         ------------------------------------

              Except as otherwise provided with respect to the Cashless Exercise of a Stock Option, the Grantee shall pay the option price in full on the Date of Exercise of a Stock Option in cash, by check, or by delivery of full shares of Stock of the Company, duly endorsed for transfer to the Company with signature guaranteed, or by any combination thereof. Stock will be accepted at its Fair Market Value on the Date of Exercise. The Board or Committee may cause a legend to be placed prominently on certificates representing Stock issued pursuant to this Plan in order to give notice of the transferability restrictions and other obligations imposed by this Section and/or as imposed by Section 6.

         SECTION 8. COMPLETION OF DIRECTORSHIP
         -------------------------------------

              Except as otherwise provided by the Board at the time the Stock Option is granted or in any amendment thereto, if a Grantee ceases to be a Director, then:

                 (a) in the event of a resignation or a termination of the
              service of a Grantee from the Board for any reason other than death, disability or retirement as contemplated under sub-sections
              (b) and (c) below, the Grantee may exercise each Stock Option held by him or her within three months after such termination (but not after the expiration date of the Stock Option) to the extent of the number of shares subject to the Stock Option which were purchasable pursuant to its terms at the date of termination; PROVIDED, HOWEVER, if the Grantee should die within three months
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              after such termination, each Stock Option held by the Grantee may be exercised by the Grantee's estate, or by any person who acquires the right to exercise by reason of the Grantee's death, at any time within a period of one year after death (but not after the expiration date of the Stock Option) to the extent of the number of shares subject to the Stock Option which were purchasable pursuant to its terms at the date of termination; and PROVIDED FURTHER, that the Board may, in its discretion, cause the
              -------- -------
              Stock Options of such Grantee to become exercisable, and/or to remain exercisable, for a period of time subsequent to such resignation or termination, but in no event may the Stock Options remain exercisable after the tenth anniversary of their date of grant.

                 (b) subject to the provisions of Section 8(c), if termination of Board service is (x) by reason of retirement from the Board (i) by a Grantee who has served on the Board for five full years or more and has attained the age of sixty, or (ii) by a Grantee entitled to the current receipt of benefits wider any retirement plan maintained by the Company or any subsidiary thereof, or (y) by reason of disability, each Stock Option held by the Grantee shall, at the date of retirement or

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              disability, become exercisable to the extent of the total number of shares subject to the Stock Option, irrespective of the number of shares which would otherwise have been purchasable pursuant to the terms of the Stock Option at the date of retirement or disability, and shall otherwise remain in full force and effect in accordance with its terms; provided, however, that in the case of
                                         --------  -------
              termination by reason of disability, each Stock Option shall only be exercisable within a period of three years after the date of disability (but not after the expiration date of the option);

                 (c) if termination of Board service is by reason of the death of the Grantee, or if the Grantee dies after retirement or disability as referred to in Section 8(b), each Stock Option held by the Grantee may be exercised by the Grantee's estate, or by any person who acquires the right to exercise the Stock Option by reason of the Grantee's death, at any time within a period of three years after death (but not after the expiration date of the Stock Option) to the extent of the total number of shares subject to the Stock Option, irrespective of the number of shares which would have otherwise been purchasable pursuant to the terms of the Stock Option at the date of death.

         SECTION 9. ADJUSTMENTS
         ----------------------

              In the event of any merger, consolidation, reorganization, recapitalization, rights offering, liquidation, stock dividend, stock split or other change in the corporate structure or capitalization affecting the Stock, the number and kind of shares that may be granted in the aggregate and to individual Directors under the Plan, the number and kind of shares subject to each outstanding Stock Option and the option prices under outstanding Stock Options, shall be adjusted automatically to prevent dilution or enlargement of rights, and the Board shall cause such automatic adjustment to be given effect.

         SECTION 10. TENDER OFFER; CHANGE IN CONTROL
         -------------------------------------------

              A Stock Option shall become immediately exercisable to the extent of the total number of shares subject to the Stock Option in the event of (i) a tender offer by a person or persons other than the Company for all or any part of the outstanding Stock if, upon consummation of the purchases contemplated, the offeror or offerors would own, beneficially or of record, an aggregate of more than 25% of the outstanding Stock, or (ii) a Change in Control of the Company.

         SECTION 11. GENERAL PROVISIONS
         ------------------------------

                 (a) Each Stock Option shall be evidenced by a written
              instrument containing the terms and conditions set forth herein and such other terms and conditions, not inconsistent with this Plan, as the Committee shall approve.

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                 (b) Nothing in this Plan shall be deemed to create any
              obligation on the part of the Board to nominate any director for re-election by the Company's shareholders.


                 (c) Notwithstanding any other provision of the Plan, the
              Company shall not be required to issue or deliver any shares of Stock under the Plan if the issuance or delivery of such shares shall constitute a violation of any provision of applicable law or of any applicable rule or regulation of any governmental authority or national securities exchange, and the issuance or delivery of any shares of Stock upon the exercise of Stock Options may be postponed by the Company for such period as may be required to fulfill all of the following conditions;

                        (i) The listing, or approval for listing upon notice of
                  issuance, of such shares on the New York Stock Exchange;

                        (ii) Any registration or other qualification of such
                  shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee may, in its discretion upon the advice of counsel, deem necessary or advisable; and

                        (iii) The obtaining of any other consent, approval or
                  permit from any state or federal governmental agency which the Committee may, in its discretion upon the advice of counsel, determine to be necessary or advisable.

                 (d) The Company shall have the right to deduct from any payment or distribution under the Plan any federal, state or local taxes of any kind required by law to be withheld with respect to such payments or to take such other action as may be necessary to satisfy all obligations for the payment of such taxes. In case deliveries or distributions are made in shares of Stock, the Company shall have the right to retain the value of sufficient shares to equal the amount of tax to be withheld for such deliveries or distributions or to require a recipient to pay the Company in cash, in shares of stock previously owned by the Grantee, or a combination of cash and such shares of stock, for any such taxes required to be withheld on such terms and conditions prescribed by the Committee, prior to the issuance or delivery of any stock upon the exercise of Stock Options.

         SECTION 12. AMENDMENT AND TERMINATION
         -------------------------------------

                 (a) The Plan shall terminate on February 8, 2010 and no Stock
              Option shall be granted hereunder after that date, provided that
                                                                 --------
              the Board may terminate the Plan at any time prior thereto.

                 (b) The Board may, from time to time, amend the Plan or any part thereof at anytime upon notice to the Committee.

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                 (c) In addition, the Board shall have the authority to amend the Plan at any time without notice to the extent necessary to comply with all applicable laws and regulations and/or qualify the Plan under applicable securities, tax or employee benefit laws and regulations (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Section 11).

                 (d) Subject to Section 12(c), no termination or amendment of the Plan may, without the consent of a Grantee to whom a Stock Option shall theretofore have been granted, adversely affect the rights of such Grantee under such Stock Option.

         SECTION 13. GOVERNING LAW
         -------------------------

              This Plan and the Stock Options granted hereunder shall be governed by, and construed and interpreted in accordance with, the applicable laws of the United States of America and of the State of New Jersey.

         SECTION 14. EFFECTIVE DATE
         --------------------------

              The Plan shall become effective February 8, 2000 upon its approval by the Board hereunder. The Stock Options granted on such date shall be granted subject to satisfaction by the Company of all applicable legal and regulatory requirements and the exercise of such Stock Options shall be expressly subject to the fulfillment of the conditions set forth in Section 11(c) above.


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